UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

BAR HARBOR BANKSHARES

(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400		04609-0400
82 Main Street		(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 12, 2020, our board of directors approved and adopted Amended and Restated Bylaws of Bar Harbor Bankshares. The Amended and Restated Bylaws effect the following changes to our previous Amended and Restated Bylaws, as amended:

●	Add and clarify provisions to further establish the procedural requirements applicable to any shareholder who wishes to nominate any person for election or reelection as a director. In addition to the previous requirements, any shareholder who wishes to make such a nomination must now also (i) disclose all direct and indirect compensation and other material monetary arrangements between such shareholder and each proposed nominee, (ii) include, with respect to each nominee, the completed and signed questionnaire required by Section 5.2 of the Amended and Restated Bylaws.
●	Add and clarify notice provisions to further establish the procedural requirements applicable to any shareholder who wishes to propose to bring a proposal or other business before the annual meeting of shareholders.
●	Add and clarify provisions to further establish procedural and notification requirements applicable to any shareholder who wishes to call a special meeting of shareholders, and to clarify what business may be conducted at such a special meeting of shareholders.

The board also approved other amendments for general consistency and administrative clarity.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text thereof, which is included as Exhibit 3.1 to this report and is incorporated into this Item 5.03 by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Bar Harbor Bankshares
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bar Harbor Bankshares

May 18, 2020	By:	/s/ Josephine Iannelli
	Name:	Josephine Iannelli
	Title:	EVP & Chief Financial Officer